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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 2006


                                 Smart SMS Corp.
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             (Exact name of registrant as specified in its charter)


            Florida                  000-31541                    65-0941058
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


          11301 Olympic Blvd., Suite 680, Los Angeles, CA       90064
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           (Address of principal executive offices)         (Zip Code)


         Registrant's telephone number, including area code 310-445-2599
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

         On July 7, 2006, the Board of Directors of Smart SMS Corp., a Florida corporation (the "Corporation") passed a resolution to amend the Articles of Incorporation to combine the Corporation's $.001 par value common stock on a one
(1) for one hundred (100) basis. The Corporation anticipates the share combination will be effective for trading purposes in early August. At the effective date, every one hundred (100) shares of common stock which are authorized and every one hundred (100) shares of common stock which are issued and outstanding shall be automatically converted into one (1) share of $.001 par value common stock; provided, however, that the Corporation shall issue one (1) full share of $.001 par value common stock to its stockholders for any fractional interest remaining after the combination of all shares of common stock into a lesser number of shares.

         Accordingly, at the effective date, the Corporation shall have authorized capital stock of Thirty Five Million shares of which Twenty Five Million (25,000,000) shall be Preferred Stock with a par value of $.001 per share and Ten Million (10,000,000) shares shall be Common Stock with a par value of $.001 per share. On November 23, 2005, the Corporation designated 10,000,000 shares of its Preferred Stock as Series A Convertible Preferred Stock. At the effective date, the Corporation will have 730,000 shares of Series A Convertible Preferred Stock issued and outstanding and 5,070,636 shares of Common Stock issued and outstanding.

Item 9.01.  Financial Statements and Exhibits

Exhibit 3.1 Articles of Amendment to Articles of Incorporation



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Smart SMS Corp.

Date: July 7, 2006                                /s/ Gordon F. Lee
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                                                  Gordon F. Lee, CEO